SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: March 27, 2003

Select Medical Corporation

(Exact name of registrant as specified in charter)

Delaware	000-32499	23-2872718
(State of Incorporation)	(Commission File	(I.R.S. Employer
	Number)	Identification No.)

4716 Old Gettysburg Road, P.O. Box 2034, Mechanicsburg, PA 17055

(Address of Principal Executive Offices)        (Zip Code)

(717) 972-1100

(Registrant’s telephone number, including area code)

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.1	Glossy pages accompanying the Company’s Form 10-K filed on March 14, 2003 to be distributed to stockholders on or about April 19, 2003

Item 9.       Regulation FD Disclosure.

     Attached as exhibit 99.1 are the glossy pages that will accompany the Company’s Form 10-K filed on March 14, 2003 and be distributed to the Company’s stockholders on or about April 19, 2003 in connection with the Company’s annual meeting of stockholders.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELECT MEDICAL CORPORATION

Date: March 27, 2003	By:	/s/ Michael E. Tarvin

Michael E. Tarvin
Senior Vice President, General Counsel and
Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Glossy pages accompanying the Company’s Form 10-K filed on March 14, 2003 to be distributed to stockholders on or about April 19, 2003